UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


               Date of Report:  June 14, 2004
      (Date of Earliest Event Reported:  June 14, 2004)




                 EL PASO NATURAL GAS COMPANY
   (Exact name of Registrant as specified in its charter)


     Delaware             1-2700             74-0608280
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (713) 420-2600




Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On  June  14,  2004,  our  parent  company,  El  Paso
Corporation,   announced  that   the   Master   Settlement
Agreement  related  to  the Western Energy  crisis  became
effective   on  June  11,  2004.   The  Master  Settlement
Agreement resolves the principal litigation and claims against us, El Paso Corporation and certain other of its subsidiaries relating to the sale or delivery of natural gas and electricity in the Western United States. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

              Exhibit
               Number      Description
              -------      -----------
                  99.A     Press Release dated June 14, 2004.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO NATURAL GAS COMPANY



                              By:     /s/Greg G. Gruber
                                 ---------------------------
                                       Greg G. Gruber
                                    Senior Vice President,
                                   Chief Financial Officer,
                                    Treasurer and Director
                                  (Principal Financial and
                                      Accounting Officer)

Dated:  June 14, 2004


                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated June 14, 2004.